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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in his or her position as a Director of Scott Paper Company, does hereby nominate, constitute and appoint J. P. Murtagh, S. D. Ford and F. W. Bubb, III, or any one of them, as his or her agents or agent and attorneys or attorney in fact, in his or her name to execute on behalf of Scott Paper Company a Registration Statement, or Statements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under said Act of the securities to be offered under the Scott Paper Company 1994 Non-U.S. Employees' Stock Option Plan, the authority herein given to include execution of amendments to any part of any such Registration Statement, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 20th day of September 1994.



/s/ William A. Andres
- ---------------------                   ---------------------------------
William A. Andres                       J. Richard Leaman, Jr.



/s/ Jack J. Crocker                     /s/ Richard K. Lochridge
- -------------------                     ---------------------------------
Jack J. Crocker                         Richard K. Lochridge



/s/ Albert J. Dunlap                    /s/ Bruce K. MacLaury
- --------------------                    ---------------------------------
Albert J. Dunlap                        Bruce K. MacLaury



/s/ John F. Fort, III                   /s/ Claudine B. Malone
- ---------------------                   ---------------------------------
John F. Fort, III                       Claudine B. Malone



/s/ Peter Harf                          /s/ Gary L. Roubos
- --------------                          ---------------------------------
Peter Harf                              Gary L. Roubos



                                /s/ Paula Stern
                                ---------------
                                  Paula Stern